Alliance World
Dollar Government
Fund II

Annual Report
March 31, 2003

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management



                           Investment Products Offered
                           ============================
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ============================

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
May 15, 2003

Dear Shareholder:

This report provides the performance and market activity for Alliance World Dollar Government Fund II (the OFundO) for the annual reporting period ended March 31, 2003.

Investment Objective and Policies
This closed-end fund is designed for investors who seek high current income and, secondarily, capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Investment Results
The following table shows the Fund's performance over the six- and 12-month periods ended March 31, 2003. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended March 31, 2003

                          ======================
                                  Returns
                          ======================
                          6 Months     12 Months
------------------------------------------------
   Alliance
   World Dollar
   Government
   Fund II (NAV)           30.63%        20.20%
------------------------------------------------
   J.P. Morgan
   Emerging
   Markets Bond
   Index Plus              23.26%        15.35%
------------------------------------------------

The Fund's Market Value per share on March 31, 2003 was $10.91.


* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of the Fund as of March 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

  The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

   Additional investment results appear on pages 5-7.

For the six- and 12-month periods ended March 31, 2003, the Fund outperformed its benchmark, the JPM EMBI+. For the annual reporting period, the Fund's sector allocation and security selection in Brazilian and Russian debt were the primary reasons for outperformance. In addition, security selection within the Fund's Mexican position contributed positively to performance.

Market Overview
The global economic recovery stalled in the second half of 2002, led by a loss of economic momentum in the U.S. Uncertainty surrounding the conflict with Iraq, rising oil prices and unemployment have slowed the pace of economic recovery. The unemployment rate increased to 6% in April, up from 5.8% in March. Capital spending

--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1
remains subdued largely due to war concerns and not because of weak fundamentals. While the outlook for capital spending is improving, companies probably will not spend until war and terrorist fears subside. While economic activity was weak in the first four months of the year, we have seen a rebound in the early part of May.

For the 12-month period under review, emerging markets, as measured by the JPM EMBI+, posted a positive return of 15.35%. Within the Latin region, disparities existed between individual countries based on domestic economic and political concerns as well as external global influences. Colombia at 17.13%, Mexico at 17.10% and Peru at 14.04% posted positive returns, while Argentina and Venezuela were the bottom two performers, returning 4.24% and -0.36%, respectively. Outside Latin America, Russia was the best performing country, returning 33.53%, followed by South Africa at 18.62% and Ukraine at 18.67%. Turkey was the worst performing country for the period, returning a weak 0.18%.

Investment Strategy
Within the emerging market sector, we continued to invest in an array of holdings. The Fund's country allocation as well as specific security selection enhanced overall performance. We increased the Fund's allocation to Russian debt as strong economic growth, progress in structural reforms, oil exports and greater geopolitical importance enabled Russia to be one of the best performing countries within the emerging market class.

We also increased the Fund's position in Brazil, in response to the appointment of a more market friendly economic team to institute the needed reforms and spending controls. In addition, industrial production numbers continue to be strong. The Brazilian interest rate cycle is now near or at its peak, and we believe that inflation is showing signs of reaching a plateau.

We continued to reduce the Fund's allocation to Mexico as the U.S. recovery began to falter early this year. With Mexico's economy more closely aligned with that of the U.S., any slowdown in the U.S. will have negative consequences in Mexico. The U.S. is currently the largest importer of Mexican goods.

During the reporting period, we increased the Fund's position in Turkey as we expected positive fiscal and structural measures from the new cabinet. However, since the outbreak of war in Iraq, we have sold most of the Fund's Turkish holdings, as the country is currently facing a difficult period. The new AKP (Justice and Development Party) government appears willing to enact the International Monetary Fund (IMF) program, but it is uncertain if the program is sufficient to meet 2003 fiscal funding requirements. Turkey has always been viewed as so strategically important that the U.S. would not risk allowing Turkish debt to default. The new government's actions taken in March with respect to the war in Iraq may oblige investors to question this assumption.

Outlook
The U.S. economy is in a transition phase following the conflict in Iraq. The uncertainty of war has dissipated, and fears of a global recession


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II have subsided. Oil prices leveled at around $30 a barrel in early May after falling more than 30% during March. With the oil fields of Iraq secured by coalition forces, Venezuela's oil production returning to normal after the country's paralyzing strike, and Saudi Arabia's production at a constant capacity, OPEC is now concerned about an oil surplus and a price collapse. However, we believe fears of an oil price collapse are exaggerated, and we think that oil prices will stabilize in the mid-$20 range per barrel. For the present, increases in Iraq's production will be limited due to logistical and engineering concerns.

While many of the negative effects of war are still visible in the global economy, the positives stemming from resolution of the conflict are imminent. During its May FOMC meeting, the U.S. Federal Reserve hinted at the possibility of further easing due to concerns of deflation. However, overall liquidity flows have gained speed after the first quarter, and we believe the Federal Reserve will keep interest rates steady.

The emerging market sector is enjoying one of its strongest and longest rallies since 1997, entering the sixth month of positive returns. While risk aversion has negatively impacted the equity markets, it has benefited higher yielding fixed income markets. The combination of accelerating demand and limited new supply of emerging market issuers will most likely support a broader rally. In the near term, however, we expect emerging markets to experience continued volatility due to the global political tensions.

The conflict in Iraq resulted in record flows from equities into bonds (including emerging market debt) and, given the weak global climate, investors have been motivated to diversify. According to J.P. Morgan, inflows into emerging market debt funds reached record high levels in March, totaling more than $990 million year-to-date. With the recent end to the conflict and the rebuilding process underway, we are currently focused on global liquidity and growth.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

[PHOTO]
John D. Carifa



[PHOTO]
Paul J. DeNoon



John D. CarifaPaul J. DeNoon Paul J. DeNoon, Portfolio Manager, has over 18 years of investment experience.


Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,

/s/ John D Carifa


John D. Carifa
Chairman and President




/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/93* TO 3/31/03

Alliance World Dollar Government Fund II (NAV) Class A: $30,073
J.P. Morgan Emerging Markets Bond Index Plus: $29,938

[DATA FOR MOUNTAIN CHART]

                   Alliance World Dollar        J.P. Morgan Emerging Markets
                  Government Fund II (NAV)           Bond Index Plus
7/31/93*                $10,000                             $10,000
3/31/94                 $ 8,234                             $ 9,582
3/31/95                 $ 7,079                             $ 8,511
3/31/96                 $10,554                             $12,617
3/31/97                 $14,252                             $17,035
3/31/98                 $17,998                             $20,098
3/31/99                 $12,648                             $17,190
3/31/00                 $15,209                             $22,183
3/31/01                 $14,108                             $24,323
3/31/02                 $15,667                             $25,203
3/31/03                 $30,073                             $29,938


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 7/31/93* to 3/31/03) as compared to the performance of an appropriate index. The index is from inception of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which was 12/31/93. For the period 7/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used, all other periods use the JPM EMBI+ benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.


* Closest month-end after Fund's inception date of 7/28/93.

--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                 Alliance World Dollar Government Fund II (NAV)
                 J.P. Morgan Emerging Markets Bond Index PlusAlliance World

                 Alliance World Dollar Government Fund II (NAV)--
                            Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                    Alliance World Dollar    J.P. Morgan Emerging Markets
                   Government Fund II(NAV)          Bond Index Plus
--------------------------------------------------------------------------------
      3/31/94*              -5.07%                    -4.18%
      3/31/95              -10.19%                    -8.53%
      3/31/96               40.36%                    48.23%
      3/31/97               31.15%                    35.02%
      3/31/98               23.48%                    17.98%
      3/31/99              -28.44%                   -14.47%
      3/31/00               44.16%                    29.05%
      3/31/01                7.73%                     9.65%
      3/31/02               16.22%                     3.62%
      3/31/03               20.20%                    15.35%

Past performance is no guarantee of future results. The Fund's investment results represent average annual returns and are based on the net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

* The Fund's return for the period ended 3/31/94 is from the Fund's inception date of 7/28/93 through 3/31/94. For the period 7/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used. All other periods use the JPM EMBI+ benchmark.

--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

PORTFOLIO SUMMARY
March 31, 2003

INCEPTION DATE
7/28/93

PORTFOLIO STATISTICS
Net Assets ($mil): $889.4
                                               [PIE CHART OMITTED]
SECURITY TYPE BREAKDOWN
  70.4% Sovereign
  14.5% Corporate
   8.5% Brady Bonds

   6.6% Short-Term


COUNTRY BREAKDOWN                              [PIE CHART OMITTED]
   25.3% Russia
   21.9% Brazil
   11.5% Mexico
    3.8% Colombia
    3.8% Venezuela
    3.4% United States
    3.1% Panama
    2.8% Peru
    2.8% Philippines
    2.2% South Korea
   12.8% Other

    6.6% Short-Term


All data as of March 31, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 2% weightings in the following countries: Belize, Bulgaria, Canada, Costa Rica, Dominican Republic, Ecuador, El Salvador, Indonesia, Luxembourg, Malaysia, Netherlands, South Africa, Tunisia, Turkey and Ukraine.

--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

PORTFOLIO OF INVESTMENTS
March 31, 2003
                                               Principal
                                                  Amount
                                                   (000)         U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-88.7%

Sovereign Debt Securities-79.2%
Belize-0.7%
Government of Belize
   9.50%, 8/15/12..............................     $ 6,000      $  6,067,098
                                                                 ------------
Brazil-18.8%
Banco Nac Desenv Bondes
   6.50%, 6/15/06(a)...........................       8,580         8,301,150
Federal Republic of Brazil
   8.875%, 4/15/24.......................... ..      17,050        10,937,575
   9.375%, 4/07/08.......................... ..      10,700         9,137,800
   11.00%, 1/11/12.......................... ..       5,500         4,675,000
   11.00%, 8/17/40(b)....................... ..      68,785        51,760,712
   11.25%, 7/26/07.......................... ..       5,000         4,705,000
   11.50%, 3/12/08.......................... ..       3,400         3,133,100
   12.00%, 4/15/10.......................... ..      26,625        24,135,563
   12.75%, 1/15/20.......................... ..      15,750        13,773,375
   14.50%, 10/15/09(b)...................... ..      35,925        36,374,062
                                                                 ------------
                                                                  166,933,337
                                                                 ------------
Bulgaria-2.0%
Republic of Bulgaria
   8.25%, 1/15/15(a)...........................      15,841        17,821,125
                                                                 ------------
Colombia-4.3%
Republic of Colombia
   9.75%, 4/23/09........................... ..       1,400         1,502,900
   10.00%, 1/23/12(b)....................... ..      10,650        11,017,425
   10.50%, 7/09/10.......................... ..       1,000         1,055,000
   11.75%, 2/25/20.......................... ..      22,235        24,291,738
                                                                 ------------
                                                                   37,867,063
                                                                 ------------
Costa Rica-0.4%
Republic of Costa Rica
   8.05%, 1/31/13(a)...........................       3,000         3,116,250
                                                                 ------------
Dominican Republic-0.6%
Dominican Republic
   9.50%, 9/27/06(a)...........................       5,325         5,695,088
                                                                 ------------
Ecuador-1.4%
Republic of Ecuador
   6.00%, 8/15/30(a)(c)..................... ..      20,100        10,532,400
   12.00%, 11/15/12(a)...................... ..       2,200         1,606,000
                                                                 ------------
                                                                   12,138,400
                                                                 ------------

--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                               Principal
                                                  Amount
                                                   (000)         U.S. $ Value
--------------------------------------------------------------------------------
El Salvador-0.9%
Republic of El Salvador
   7.75%, 1/24/23(a)........................ ..     $ 3,750   $     3,993,750
   8.50%, 7/25/11(a)........................ ..       3,700         4,101,450
                                                                 ------------
                                                                    8,095,200
                                                                 ------------
Mexico-10.5%
United Mexican States
   6.625%, 3/03/15(b)....................... ..      11,575        11,580,788
   11.375%, 9/15/16(b)...................... ..      59,535        81,652,252
                                                                 ------------
                                                                   93,233,040
                                                                 ------------
Panama-3.3%
Republic of Panama
   9.375%, 7/23/12.......................... ..       1,900         2,099,500
   9.375%, 4/01/29.......................... ..      10,000        10,992,500
   9.625%, 2/08/11 ............................      14,600        16,571,000
                                                                 ------------
                                                                   29,663,000
                                                                 ------------
Peru-2.6%
Republic of Peru
   9.125%, 1/15/08.......................... ..       3,475         3,744,313
   9.125%, 2/21/12(b)....................... ..      18,600        19,623,000
                                                                 ------------
                                                                   23,367,313
                                                                 ------------
Philippines-3.1%
Republic of the Philippines
   9.00%, 2/15/13........................... ..       8,850         8,606,625
   9.875%, 1/15/19(b)....................... ..      10,650        10,277,250
   10.625%, 3/16/25(b)...................... ..       8,925         8,902,688
                                                                 ------------
                                                                   27,786,563
                                                                 ------------
Russia-25.7%
Russian Federation
5.00%, 3/31/30(a)(b)(c)(d).................. ..     221,800       193,243,249
Russian Ministry of Finance
   3.00%, 5/14/06(a)........................... ..      300           279,750
   Series V
   3.00%, 5/14/08.............................. ..    7,087         6,059,385
   Series VI
   3.00%, 5/14/06.............................. ..   31,460        29,336,450
                                                                 ------------
                                                                  228,918,834
                                                                 ------------
South Africa-0.6%
Republic of South Africa
   7.375%, 4/25/12.............................       4,500         5,073,750
                                                                 ------------
Tunisia-0.4%
Banque Cent De Tunisie
   7.375%, 4/25/12.............................       3,500         3,771,250
                                                                 ------------


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

                                               Principal
                                                  Amount
                                                   (000)         U.S. $ Value
--------------------------------------------------------------------------------

Turkey-0.8%
Republic of Turkey
   11.75%, 6/15/10.......................... ..     $ 4,355      $  3,984,825
   12.375%, 6/15/09......................... ..       3,050         2,889,875
                                                                 ------------
                                                                    6,874,700
                                                                 ------------
Ukraine-2.2%
Government of Ukraine
   11.00%, 3/15/07(a)..........................      17,789        19,408,249
                                                                 ------------
Venezuela-0.9%
Republic of Venezuela
   9.25%, 9/15/27..............................      12,875         7,744,313
                                                                 ------------
Total Sovereign Debt Securities
   (cost $518,834,953).........................                   703,574,573
                                                                 ------------
Non-Collateralized Brady Bonds-9.5%
Brazil-5.5%
Federal Republic of Brazil
   C- Bonds
   8.00%, 4/15/14(b)(d)........................      55,451        43,944,436
   DCB FRN
   Series L
   2.625%, 4/15/12.............................       7,950         5,266,875
                                                                 ------------
                                                                   49,211,311
                                                                 ------------
Panama-0.2%
Republic of Panama IRB VRN
   5.00%, 7/17/14..............................       1,682         1,497,322
                                                                 ------------
Peru-0.5%
Republic of Peru FLIRB
   4.50%, 3/07/17(a)(c)........................       5,600         4,476,500
                                                                 ------------
Venezuela-3.3%
Republic of Venezuela DCB
   2.313%, 12/18/07............................      43,214        30,033,928
                                                                 ------------
Total Non-Collateralized Brady Bonds
  (cost $74,920,378)..........................                     85,219,061
                                                                 ------------
Collateralized Brady Bonds(e)-0.0%
Venezuela-0.0%
Republic of Venezuela Discount Bonds FRN
   Series W-B
   2.313%, 3/31/20
   (cost $163,207).............................         216           146,880
                                                                 ------------
Total Sovereign Debt Obligations
   (cost $593,918,538) .........                                  788,940,514
                                                                 ------------

--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)         U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-16.3% Citgo Petroleum Corp.
   11.375%, 2/01/11(a).........................     $ 6,500   $     6,841,250
Freeport-McMoran Copper
   10.125%, 2/01/10(a).........................       5,800         6,024,750
Gazprom Oao
   9.625%, 3/01/13(a)..........................      15,800        16,320,125
Hanvit Bank, SA
   11.75%, 3/01/10(a)....................... ..       3,000         3,386,250
   12.75%, 3/01/10(a)....................... ..      16,270        18,608,813
Hurricane Finance
   9.625%, 2/12/10(a)..........................       3,500         3,635,625
Innova S De. R.L., SA
   12.875%, 4/01/07............................      13,875        12,293,250
Mexico City Toluca Toll Road
   11.00%, 1/19/13(a)..........................       5,886         5,297,161
Mobile Telesystems Finance
   9.75%, 1/30/08(a)........................ ..       3,290         3,413,375
   10.95%, 12/21/04(a)...................... ..       8,210         8,651,288
Monterrey Power SA De CV
   9.625%, 11/15/09(a).........................       3,609         4,150,669
Petrobras International Finance
   9.875%, 5/09/08.............................       4,550         4,538,625
Petroleos Mexicanos
   9.25%, 3/30/18..............................      20,000        22,299,999
Petroliam Nasional Berhad
   7.625%, 10/15/26(a).........................       3,800         3,842,940
Petronas Capital Ltd.
   7.875%, 5/22/22(a)..........................      13,500        14,495,436
Siberian Oil Co.
   11.50%, 2/13/07.............................       3,075         3,431,700
Tyumen Oil
   11.00%, 11/06/07(a).........................       3,700         4,176,375
Unibanco (Cayman)
   9.375%, 4/30/12(a)(c).......................       3,475         2,943,707
                                                                 ------------
Total Corporate Debt Obligations
  (cost $139,703,977)..........................                  144,351,338
                                                                 ------------
WARRANTS(f)-0.0%
Central Bank of Nigeria
Warrants, expiring 11/15/20....................      43,000                -0-
Republic of Venezuela
Warrants, expiring 4/15/20.....................      25,000                -0-
                                                                 ------------
Total Warrants
  (cost $0) ...................................                            -0-
                                                                 ------------

--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

                                               Principal
                                                  Amount
                                                   (000)         U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-7.4%
Time Deposit-7.4%
Societe Generale
   1.375%, 4/01/03
   (cost $66,000,000)..........................     $66,000      $ 66,000,000
                                                                 ------------
TOTAL INVESTMENTS-112.4%
   (cost $799,622,515)......................                      999,291,852
Other assets less liabilities-(12.4%).......                     (109,856,360)
                                                                 ------------
Net Assets-100.0%...........................                     $889,435,492
                                                                 ------------
CALL OPTIONS WRITTEN (See Note C)
                                            Contracts(g)
                                                (000)            U.S. $ Value
--------------------------------------------------------------------------------
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14
   expiring April '03 @ 77.6875................       9,236      $   (166,241)
   expiring April '03 @ 76.875.............. ..      10,959          (284,948)
                                                                 ------------
                                                                     (451,189)
                                                                 ------------
Russian Federation
   5.00%, 3/31/30
   expiring May '03 @ 85.8125..................      16,400          (344,400)
                                                                 ------------
Total Call Options Written
   (premiums received $508,492)................                  $   (795,589)
                                                                 ------------

CREDIT DEFAULT SWAP CONTRACTS (See Note C)
                       Notional                                Unrealized
Swap Counterparty &     Amount        Interest    Termination  Appreciation/
Referenced Obligation    (000)          Rate         Date     (Depreciation)
-----------------------------------------------------------------------------
Buy Contracts:
-------------
Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/30        $ 4,700        17.00%        2/06/05     $ (512,770)

Deutsche Bank
Republic of the Philippines
9.00%, 2/15/13           6,850         6.10         2/14/08         (6,645)

Deutsche Bank
Republic of Turkey
11.875%, 1/15/30         7,000         6.00         3/04/04        336,770

Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27         7,200        15.25         7/30/04       (361,008)
Salomon Brothers, Inc.
Republic of Venezuela
2.313%, 12/18/07           470        21.00         2/11/04        (12,483)


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                        Notional                               Unrealized
Swap Counterparty &      Amount        Interest   Termination  Appreciation/
Referenced Obligation     (000)          Rate        Date     (Depreciation)
--------------------------------------------------------------------------------
Buy Contracts:
Salomon Brothers, Inc.
Republic of Venezuela
2.313%, 12/18/07       $   470        21.25%      2/11/05       $ (13,517)

Salomon Brothers, Inc.
Republic of Venezuela
2.313%, 12/18/07           470        20.50       2/11/06          (9,414)

Salomon Brothers, Inc.
Republic of Venezuela
2.313%, 12/18/07           470        20.00       2/11/07          (9,964)

Salomon Brothers, Inc.
Republic of Venezuela
2.313%, 12/18/07           470        19.25       2/11/08          (8,451)

Sale Contracts:
---------------
Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/30          4,700        17.85       2/06/08         656,120

Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/30         12,500        14.50       3/08/08         391,250

Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27         7,200        17.75       2/13/08         800,064
                                                               ----------
                                                               $1,249,952
                                                               ----------

--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

REVERSE REPURCHASE AGREEMENTS (See Note C)

     Broker          Interest Rate        Maturity             Amount
-----------------    --------------       --------          -------------
J.P. Morgan Chase         0.35%           4/24/03           $ 23,274,864
Lehman Brothers           0.50            4/01/03             29,632,150
J.P. Morgan Chase         0.50            4/25/03              4,665,543
J.P. Morgan Chase         0.75           12/31/03              9,878,909
J.P. Morgan Chase         0.75           12/31/03              5,000,521
J.P. Morgan Chase         0.90           12/31/03              8,777,271
J.P. Morgan Chase         0.90            4/09/03             10,353,881
J.P. Morgan Chase         0.90           12/31/03              5,176,941
J.P. Morgan Chase         0.90           12/31/03             17,554,542
Lehman Brothers           1.00            4/08/03             23,053,333
Lehman Brothers           1.00           12/31/03              6,947,528
Santander Investment
  Securities              1.25           12/31/03              7,844,169
J.P. Morgan Chase         1.30           12/31/03             13,015,002
Lehman Brothers           1.40           12/31/03             10,413,333
Lehman Brothers           1.40           12/31/03             20,645,573
                                                            ------------
                                                            $196,233,560
                                                            ------------



(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, these securities amounted to $374,362,725 or 42.1% of net assets.
(b) Positions, or portions thereof, with an aggregate market value of $149,234,350 have been segregated to collateralize reverse repurchase agreements.
(c) Coupon increases periodically based upon a predetermined schedule.
    Stated interest rate was in effect at March 31, 2003.
(d) Positions, or portions thereof, with an aggregate market value of $30,293,038 have been segregated to collateralize the call options written.
(e) Sovereign debt obligation issued as part of debt restructuring that is collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(f) Non-income producing.
(g) One contract relates to principal amount of $1.

    Glossary of Terms:
    DCB   - Debt Conversion Bonds
    FLIRB - Front Loaded Interest Reduction Bond
    FRN   - Floating Rate Note
    IRB   - Interest Reduction Bonds
    VRN   - Variable Rate Note

See notes to financial statements.

--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

STATEMENT OF ASSETS & LIABILITIES
March 31, 2003

Assets
Investments in securities, at value
  (cost $799,622,515)..................................      $   999,291,852
Cash ..................................................              716,345
Due from broker........................................           54,112,240
Receivable for investment securities sold..............           52,198,823
Interest receivable....................................           22,322,281
Net unrealized appreciation on credit default
  swap contracts.......................................            1,249,952
                                                             ---------------
Total assets...........................................        1,129,891,493
                                                             ---------------
Liabilities
Outstanding call options written, at value
  (premiums received $508,492)...........................            795,589
Reverse repurchase agreements..........................          196,233,560
Payable for investment securities purchased............           41,870,963
Advisory fee payable................................. .              744,144
Administrative fee payable........................... .              189,573
Accrued expenses..................................... .              622,172
                                                             ---------------
Total liabilities.................................... .          240,456,001
                                                             ---------------
Net Assets........................................... .      $   889,435,492
                                                             ---------------
Composition of Net Assets
Capital stock, at par................................ .      $      778,503
Additional paid-in capital........................... .       1,048,473,894
Undistributed net investment income.................. .           3,958,010
Accumulated net realized loss on investment
  transactions......................................... .      (364,407,071)
Net unrealized appreciation on investments........... .         200,632,156
                                                             ---------------
                                                             $  889,435,492
                                                             ---------------
Net Asset Value Per Share
   (based on 77,850,368 shares outstanding).......... .               $11.42
                                                                      ------


See notes to financial statements.

--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

STATEMENT OF OPERATIONS
Year Ended March 31, 2003

Investment Income
Interest...............                                    $    95,307,610
Expenses
Advisory fee............................ $     7,932,076
Administrative fee......................       1,189,811
Printing................................         550,883
Custodian...............................         543,997
Audit and legal.........................         220,647
Transfer agency.........................         136,933
Registration............................          82,980
Directors' fees.........................          27,750
Miscellaneous...........................          30,453
                                         ---------------
Total expenses before interest..........      10,715,530
Interest expense........................       1,103,731
                                         ---------------
Total expenses..........................                        11,819,261
                                                           ---------------
Net investment income...................                        83,488,349
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) from:
   Investment transactions..............                       (29,996,608)
   Written options......................                         1,487,843
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                        91,883,950
   Swaps................................                         1,429,952
   Written options......................                          (287,097)
                                                           ---------------
Net gain on investment transactions.....                        64,518,040
                                                           ---------------
Net Increase in Net Assets
  from Operations.......................                   $   148,006,389
                                                           ---------------


See notes to financial statements.

--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

STATEMENT OF CHANGES
IN NET ASSETS
                                            Year Ended       Year Ended
                                             March 31,        March 31,
                                               2003             2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income................... $    83,488,349   $    99,438,300
Net realized loss on investment and
  foreign currency transactions.........     (28,508,765)     (108,411,310)
Net change in unrealized
  appreciation/depreciation
  of investments........................      93,026,805       126,469,696
                                         ---------------   ---------------
Net increase in net assets from
  operations............................     148,006,389       117,496,686

Dividends to Shareholders from
Net investment income...................     (82,323,739)     (101,219,354)
                                         ---------------   ---------------
Total increase..........................      65,682,650        16,277,332

Net Assets
Beginning of period.....................     823,752,842       807,475,510
                                         ---------------   ---------------
End of period (including undistributed
  net investment income of $3,958,010
  and $2,027,414, respectively)......... $   889,435,492   $   823,752,842
                                         ---------------   ---------------

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

STATEMENT OF CASH FLOWS
Year Ended March 31, 2003

Increase (Decrease) in Cash From:
Operating Activities:
Interest received....................... $    78,614,329
Interest expense paid...................      (1,168,831)
Operating expenses paid.................     (10,655,111)
                                         ---------------
Net increase in cash from operating
  activities............................                       $66,790,387
Investing Activities:
Proceeds from disposition of long-term
  portfolio investments.................   1,014,658,457
Purchase of long-term portfolio
  investments...........................  (1,080,437,307)
Proceeds from disposition of short-term
  portfolio investments, net............      57,700,855
                                         ---------------
Net decrease in cash from investing
  activities............................                        (8,077,995)
Financing Activities:
Increase in reverse repurchase
  agreements............................      23,943,720
Cash dividends paid.....................     (82,323,739)
                                         ---------------
Net decrease in cash from financing
  activities............................                       (58,380,019)
                                                             -------------
Net increase in cash....................                           332,373
Cash at beginning of period.............                           383,972
                                                             -------------
Cash at end of period...................                     $     716,345
                                                             -------------

================================================================================

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
  operations............................                     $ 148,006,389
Adjustments:
Increase in interest receivable......... $    (3,276,610)
Net realized loss on investments........      28,508,765
Net change in unrealized
  appreciation/depreciation
  of investments........................     (93,026,805)
Accretion of bond discount and
  amortization of bond premium..........     (13,416,671)
Decrease in interest payable............         (65,100)
Increase in accrued expenses............          60,419
                                         ---------------
Total adjustments.......................                       (81,216,002)
                                                             -------------
Net increase in cash from operating
  activities............................                     $  66,790,387
                                                             -------------


See notes to financial statements.

--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

NOTES TO FINANCIAL STATEMENTS
March 31, 2003

NOTE A
Significant Accounting Policies
Alliance World Dollar Government Fund II (the OFundO) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium amortization, resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE B
Advisory, Administrative Fees and Other Affiliated Transactions
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the OAdviserO) an advisory fee at an annual rate of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Under the terms of the Administration Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 2003, the Fund reimbursed AGIS $1,730 for such costs.


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments, U.S. government obligations and government agency obligations) aggregated $1,113,838,627 and $1,021,138,283, respectively, for the year ended March 31, 2003. There were no purchases or sales of U.S. government obligations and government agency obligations for the year ended March 31, 2003.

At March 31, 2003, the cost of investments for federal income tax purposes was $810,779,660. Accordingly, gross unrealized appreciation of investments was $200,653,817 and gross unrealized depreciation of investments was $12,141,625, resulting in net unrealized appreciation of $188,512,192, excluding the written options and swap contracts.

1. Option Transactions
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21
the price of the security underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

For the year ended March 31, 2003, the Fund had the following written option transactions:

                                             Number of        Premiums
                                             Contracts        Received
                                           -------------     -----------

Options outstanding at
  March 31, 2002 .......................              -0-    $        -0-
Options written.........................     110,152,992       2,370,135
Options terminated in closing purchase
  transactions..........................     (20,400,000)       (373,800)
Options expired.........................     (53,157,868)     (1,487,843)
                                           -------------     ------------
Options outstanding at
  March 31, 2003........................      36,595,124     $   508,492
                                           =============     ============

2. Swap Agreements
The Fund enters into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

"Due from broker" on the statement of assets and liabilities represents the receivable from the broker for the reverse repurchase agreements entered into on March 28, 2003 and March 31, 2003.

For the year ended March 31, 2003, the average amount of reverse repurchase agreements outstanding was approximately $101,574,279 and the daily weighted average annual interest rate was 1.28%.

NOTE D
Distributions To Shareholders
The tax character of distributions paid during the fiscal years ended March 31, 2003 and March 31, 2002 were as follows:

                                               2003             2002
                                         ---------------   ---------------
Distributions paid from:
   Ordinary income...................... $    82,323,739   $   101,219,354
                                         ---------------   ---------------
Total taxable distributions.............      82,323,739       101,219,354
                                         ---------------   ---------------
Total distributions paid................ $    82,323,739   $   101,219,354
                                         ---------------   ---------------


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

As of March 31, 2003, the components
of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income........................        $    4,884,899
Accumulated capital and other losses.................          (354,176,827)(a)
Unrealized appreciation/(depreciation)...............           189,475,023 (b)
                                                             --------------
Total accumulated earnings/(deficit) ................        $ (159,816,905)
                                                             --------------

(a) On March 31, 2003, the Fund had a net capital loss carryforward of $353,038,174 of which $103,516,115 expires in the year 2007, $43,184,734 expires in the year 2008, $68,859,018 expires in the year 2009, $78,955,786 expires in the year 2010 and $58,522,521 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2003, the Fund deferred to April 1, 2003, post October capital losses of $1,138,653.

(b) The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

NOTE E
Capital Stock
There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 77,850,368 shares outstanding at March 31, 2003, the Adviser owned 7,200 shares. During the years ended March 31, 2003 and March 31, 2002, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE F

Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                              Year Ended March 31,
                                --------------------------------------------------------
                                      2003       2002(a)     2001       2000        1999
                                --------------------------------------------------------
Net asset value,
  beginning of period..........      $10.58     $10.37      $10.83      $8.52      $13.82
                                --------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......        1.07       1.32        1.25       1.16        1.20
Net realized and unrealized
  gain (loss) on investment
  transactions.................         .83        .19        (.62)      2.29       (5.06)
                                --------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations...................        1.90       1.51         .63       3.45       (3.86)
                                --------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income............      (1.06)     (1.30)      (1.09)     (1.10)       (1.44)
Tax return of capital..........         -0-        -0-         -0-      (.04)          -0-
                                --------------------------------------------------------
Total dividends and
  distributions................      (1.06)     (1.30)      (1.09)     (1.14)       (1.44)
                                --------------------------------------------------------
Net asset value,
  end of period................      $11.42     $10.58       $10.37    $10.83    $   8.52
                                --------------------------------------------------------
Market value, end of period ...      $10.91     $10.32        $9.15    $ 9.19    $   9.38
                                --------------------------------------------------------
Total Return
Total investment return
  based on:(c)
  Market value.................      17.72%     27.02%      12.05%     11.15%     (20.95)%
  Net asset value .............      20.20%     16.22%       7.73%     44.16%     (28.44)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............   $889,435   $823,753    $807,476   $843,390    $651,967
Ratio to average net assets of:
  Expenses.....................       1.49%      1.88%       1.90%      1.51%       1.31%
  Expenses, excluding
    interest expense...........       1.35%      1.29%       1.28%      1.30%       1.31%
  Net investment income........      10.53%     12.69%      11.31%     12.33%      11.89%
Portfolio turnover rate........        121%       178%        203%       217%        262%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 12.74% to 12.69%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance World Dollar Government Fund II,Inc.
We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. at March 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernest & Young, LLP

New York, New York
May 9, 2003


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27

ADDITIONAL INFORMATION
(unaudited)
Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the OPlanO), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the OAgentO) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Paul
J. DeNoon, a Vice President of the Fund.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Shareholders of Alliance World Dollar Government Fund II was held on March 20, 2003. The description of the proposal and number of shares voted at the meeting are as follows:

                                                         Voted For     Authority
                                                                       Withheld
--------------------------------------------------------------------------------
1. To elect directors:       Class Three Nominees
                             (terms expire in 2006)
                             John D. Carifa              71,814,970    1,277,289
                             Ruth Block                  71,736,676    1,355,583

--------------------------------------------------------------------------------
30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings
Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31

ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $386 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 42 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a Omanager of choiceO for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 570 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 3/31/03.


--------------------------------------------------------------------------------
32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent,
Transfer Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI02940-3011

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

    This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 33

MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                            PORTFOLIOS
                                       PRINCIPAL             IN FUND          OTHER
NAME, AGE OF DIRECTOR,               OCCUPATION(S)           COMPLEX      DIRECTORSHIPS
ADDRESS                               DURING PAST          OVERSEEN BY       HELD BY
(YEARS OF SERVICE)                     5 YEARS               DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------

INTERESTED DIRECTOR**
John D. Carifa, **, 58        President, Chief Operating       113           None
1345 Avenue of the Americas,  Officer and a Director of
New York, NY 10105            Alliance Capital Management
(10)                          Corporation (OACMCO), with
                              which he has been associated
                              since prior to 1998.

DISINTERESTED DIRECTORS
Ruth Block, #+, 72            Formerly Executive Vice           93           None
P.O. Box 4623,                President and Chief Insurance
Stamford, CT 06903            Officer of The Equitable Life
(10)                          Assurance Society of the
                              United States and Chairman and
                              Chief Executive Officer of
                              Evlico.  Formerly a Director of
                              Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty
                              chemicals), Tandem Financial
                              Group, and Donaldson Lufkin
                              & Jenrette Securities
                              Corporation; former Governor
                              at Large, National Association
                              of Securities Dealers, Inc.

David H. Dievler, #+, 73      Independent consultant. Until     98           None
P.O. Box 167,                 December 1994 he was Senior
Spring Lake, NJ 07762         Vice President of ACMC
(10)                          responsible for mutual fund
                              administration. Prior to joining
                              ACMC in 1984 he was Chief
                              Financial Officer of Eberstadt
                              Asset Management since 1968.
                              Prior to that he was a Senior
                              Manager at Price Waterhouse
                              & Co.  Member of American
                              Institute of Certified Public
                              Accountants since 1953.


--------------------------------------------------------------------------------
34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                            PORTFOLIOS
                                       PRINCIPAL             IN FUND          OTHER
NAME, AGE OF DIRECTOR,               OCCUPATION(S)           COMPLEX      DIRECTORSHIPS
ADDRESS                               DURING PAST          OVERSEEN BY       HELD BY
(YEARS OF SERVICE)                     5 YEARS               DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
John H. Dobkin, #+, 61        Consultant. He was                94           None
P.O. Box 12,                  formerly President of Save
Annandale, NY 12504           Venice, Inc. from 2001-2002,
(10)                          a Senior Advisor  from
                              June 1999 - June 2000
                              and President (December
                              1989 - May 1999) of Historic
                              Hudson Valley (historic
                              preservation). Previously,
                              Director of the National
                              Academy of Design. During
                              1988-92, he was Director and
                              Chairman of the Audit
                              Committee of ACMC.

William H. Foulk, Jr., #+, 70 Investment Adviser and an        110           None
2 Sound View Drive            independent consultant.
Suite 100                     He was formerly Senior
Greenwich, CT 06830           Manager of Barrett Associates,
(10)                          Inc., a registered investment
                              adviser, with which he had
                              been associated since prior
                              to 1998. He was formerly
                              Deputy Comptroller of the
                              State of New York and, prior
                              thereto, Chief Investment
                              Officer of the New York
                              Bank for Savings.

Dr. James M. Hester, #+, 79   President of the Harry Frank      11           None
25 Clevland Lane              Guggenheim Foundation, with
Princeton, NJ 08540           which he has been associated
(10)                          since prior to 1998. Formerly
                              President of New York
                              University and the New York
                              Botanical Garden.  Formerly
                              Rector of the United Nations
                              University and Vice Chairman
                              of the Board of the Federal
                              Reserve Bank of New York.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 35

                                                            PORTFOLIOS
                                       PRINCIPAL             IN FUND          OTHER
NAME, AGE OF DIRECTOR,               OCCUPATION(S)           COMPLEX      DIRECTORSHIPS
ADDRESS                               DURING PAST          OVERSEEN BY       HELD BY
(YEARS OF SERVICE)                     5 YEARS               DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
Clifford L. Michel, #+, 63    Senior Counsel of the law firm       93      Placer Dome Inc.
15 St. Bernard's Road         of Cahill Gordon & Reindel
Gladstone, NJ 07934           since February 2001 and a
(10)                          partner of that firm for more
                              than 25 years prior thereto.
                              He is President and
                              Chief Executive Officer of
                              Wenonah Development
                              Company (investments) and
                              a Director of Placer Dome
                              Inc. (mining).

Donald J. Robinson, #+, 68    Senior Counsel to the law firm       92              None
98 Hell's Peak Road           of Orrick, Herrington &
Weston, VT 05161              Sutcliffe since prior to 1998.
(7)                           Formerly a senior partner and
                              a member of the Executive
                              Committee of that firm. He was
                              also a member and Chairman
                              of the Municipal Securities
                              Rulemaking Board and Trustee
                              of the Museum of the City of
                              New York.


** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

Officer Information
Certain information concerning the Fund's Officers is listed below.

                                                            PRINCIPAL
NAME, ADDRESS*                    POSITION(S)               OCCUPATION
AND AGE                         HELD WITH FUND          DURING PAST 5 YEARS
--------------------------------------------------------------------------------

Kathleen A. Corbet, 43       Senior Vice President    Executive Vice President of
                                                      Alliance Capital Management
                                                      Corporation (ACMC)**, with
                                                      which she has been associated
                                                      since prior to 1998.

Paul J. DeNoon, 41           Vice President           Senior Vice President of
                                                      ACMC**, with which he has
                                                      been associated since prior
                                                      to 1998.

Edmund P. Bergan, Jr., 53    Secretary                Senior Vice President and
                                                      the General Counsel of
                                                      AllianceBernstein Investment
                                                      Research and Management, Inc.
                                                      (ABIRM)** and Alliance Global
                                                      Investor Services Inc.
                                                      (OAGISO)**, with which he has been
                                                      associated since prior to 1998.

Mark D. Gersten, 52          Treasurer and Chief      Senior Vice President of AGIS**, with
                             Financial Officer        which he has been associated since prior
                                                      to 1998.


Vincent S. Noto, 38          Controller               Vice President of AGIS**, with which he
                                                      has been associated since prior to  1998.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 37

ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
38 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

SUMMARY OF GENERAL
INFORMATION

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


--------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR  GOVERNMENT FUND II o 39

NOTES






























--------------------------------------------------------------------------------
40 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

Alliance World Dollar Government Fund II
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGIIAR0303